EXHIBIT 99.1



(1) Lauriello v. MedPartners, Inc., No. CV 98-98 (Cir. Ct. of Jefferson County, Ala., filed January 9, 1998);

(2) Rubino v. MedPartners, Inc., No. CV-98-B-0067-S (N.D. Ala., filed January 13, 1998);

(3) Loomis v. MedPartners, Inc., No. CV-98-P-0086-S (N.D. Ala., filed January 14, 1998);

(4) Marsh v. MedPartners, Inc., No. CV-98-TMP-0096-S (N.D. Ala., filed January 15, 1998);

(5)      Smith v. House, No. CV-98-B-0095-S (N.D. Ala., filed January 15,
1998); and

(6) Buettler v. MedPartners, Inc., No. CV-98-AR-0119-S (N.D. Ala., filed January 20, 1997).